CONVERTIBLE SAFE	12 Months Ended
Dec. 31, 2025
Debt instruments held [Abstract]
CONVERTIBLE SAFE
NOTE 12: -	CONVERTIBLE SAFE

In August 2022, ICL and Lavie Bio Ltd. (“Lavie”) entered a multi-year collaboration agreement for developing novel bio-stimulant products to enrich fertilizer efficiency. As part of the collaboration, ICL (through its affiliate company) invested $10,000 in Lavie using a SAFE agreement (simple agreement for future equity). Pursuant to the terms of that agreement, the SAFE amount will automatically be converted during enumerated events, each subject to certain terms and conditions, to include (i) an equity financing (as such term is defined in the agreement), with such SAFE amount converting into equity at a 20% discount rate, or (ii) a liquidity event (as such term is defined in the agreement), with such SAFE amount converting into shares to receive a portion of proceeds due as part of the liquidity event. The price per share for future conversion is capped at a price reflecting a valuation of $130,000 prior to the relevant event. Additionally, ICL is permitted to invest an additional amount prior to, or as part of, the next financing of Lavie, which may result in ICL holding up to a maximum interest of 14.29% in Lavie on a fully diluted share capital basis.  If no equity financing occurs within thirty (30) months of the effective date of the agreement, ICL shall be entitled to convert the SAFE amount at a price per share reflecting a valuation of $70,000, within 60 days after such thirty (30) month period elapsed. If no conversion occurs within thirty (30) months, as mentioned above, ICL still retains the right to convert the SAFE amount into equity at a 20% discount rate, in an equity financing or a liquidity event (as such terms are defined in the SAFE agreement). According to IAS 32, "Financial Instruments: Presentation", as conversion upon an equity financing requires the delivery of variable number of shares, the SAFE is accounted for as a liability and measured at fair value according to IFRS 9. The fair value of the SAFE will be remeasured at the end of each reporting period with any change to fair value recorded within financial expenses in the statements of profit or loss. The fair value of the SAFE at initial recognition equals the transaction price of $10,000.

According to the terms of the SAFE, ICL was entitled to appoint one director until the consummation of a earlier of (i) consummation of a Liquidity Event or a Dissolution Event (as such terms are defined therein), (ii) in the event of conversion of this Safe, upon such time as ICL holds less than 12.5% of the issued and outstanding shares of Lavie or (iii) the sixth anniversary of date of the agreement.

According to the terms of the SAFE, agreed between Lavie Bio Ltd. and ICL affiliated company, the transaction with ICL constituted a Liquidity Event (as such term is defined therein). On April 17, 2025 and concurrently with their execution of the purchase agreement, the parties amended the terms of the SAFE such that the Liquidity Event will not result in the conversion of the SAFE into shares of Lavie Bio Ltd., but rather Lavie Bio Ltd. will pay ICL a portion of the proceeds equal to the amount it invested under the SAFE - $10,000. The amendment did not result in a material change in the fair value of SAFE.

On April 21, 2025, the Company announced the acquisition of most of the activity of Lavie Bio Ltd., by Dead Sea Works Ltd., an affiliate of ICL (see Note 1d). As part of the transaction Lavie Bio Ltd. redeemed the SAFE which was made by an ICL affiliate at the amount of $10,000.